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                        Supplement dated July 23, 2002 to
                        the Prospectus dated May 1, 2002

                                       for

           NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
     NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                  INVESTING IN
                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I



This supplement amends the May 1, 2002 Prospectus for the NYLIAC Pinnacle Variable Universal Life Insurance Policies and the NYLIAC Pinnacle Survivorship Variable Universal Life Insurance Policies (collectively, the "policies"). You should read this information carefully and retain this supplement for future reference. This supplement is not valid unless it is read in conjunction with a May 1, 2002 prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

The purpose of this supplement is to amend the prospectus to correct the Advisory Fees for the Fidelity VIP Growth Investment Division. Keeping this purpose in mind, please note the following change:


DEDUCTIONS AND CHARGES - FUND CHARGES

        On Page 13 of the prospectus under the heading entitled Fund Annual Expenses - Advisory Fees for Fidelity VIP Growth, delete the figure of 0.50% and replace it with 0.58%. The total fund Annual Expenses for Fidelity VIP Growth remains unchanged at 0.68%.





                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010